Exhibit 10.2
THIRD AMENDMENT TO
CREDIT AGREEMENT
AND
ASSIGNMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND ASSIGNMENT (this “Amendment and Assignment”), dated as of August 30, 2007, is by and among CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (the “Borrower”), the Guarantors signatories hereto, the financial institutions identified on the signature pages hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”) and Credit-Linked LC Issuer.
RECITALS
     A. Reference is made to that certain Credit Agreement dated as of December 9, 2005, as amended by that certain First Amendment to Credit Agreement dated as of June 22, 2006 and that certain Second Amendment to Credit Agreement dated as of April 18, 2007 (as previously amended, the “Existing Credit Agreement”), by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent.
     B. The Credit Parties have requested that the Required Lenders agree to amend the Existing Credit Agreement as provided in Part II hereof.
     C. The Credit Parties have further requested that, concurrently with the effectiveness of this Amendment and Assignment, the Assigning Credit-Linked Lenders (hereinafter defined) assign to the Purchasing Credit-Linked Lender (hereinafter defined), and that the Purchasing Credit-Linked Lender assume from the Assigning Credit-Linked Lenders, all rights and obligations of the Assigning Credit-Linked Lenders under the Amended Credit Agreement (hereinafter defined) in respect of Credit-Linked Commitments and Credit-Linked LC Obligations as provided in Part III hereof.
     D. The Borrower has agreed that, concurrently with and as a condition to the effectiveness of this Amendment and Assignment, it will prepay the Term Loan in an aggregate principal amount of $19,000,000 (plus all accrued interest through the date of payment and any amounts required pursuant to Section 3.05 of the Amended Credit Agreement).
     E. The Required Lenders have agreed to amend the Existing Credit Agreement on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

PART I
DEFINITIONS
     SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment and Assignment, including its preamble and recitals, have the following meanings:
     “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.
     “Assigning Credit Linked Lender” means each Existing Credit-Linked Lender party hereto that has entered “Yes” in the block entitled “Assign Credit-Linked Commitment” on its signature page hereto.
     “Amendment No. 3 Effective Date” is defined in Subpart 4.1.
     “Existing Credit-Linked Lenders” means a collective reference to each Lender that holds a Credit-Linked Commitment under the Existing Credit Agreement immediately prior to giving effect to this Amendment and Assignment.
     “Purchasing Credit-Linked Lender” means Bank of America, N.A.
     SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment and Assignment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.
PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.
     SUBPART 3.1 Amendment to Section 1.01.
     The definition of “Shreveport Capex Exclusion Limit” is hereby amended in its entirety to read as follows:
     “Shreveport Capex Exclusion Limit” means an amount equal to $200,000,000.
PART III
ASSIGNMENTS AND ASSUMPTIONS
     Each Assigning Credit-Linked Lender hereby sells and assigns, without recourse, to the Purchasing Credit-Linked Lender and the Purchasing Credit-Linked Lender hereby purchases and assumes, without recourse, from each Assigning Credit-Linked Lender, effective as of the Amendment No. 3 Effective Date, the following: (i) sixty percent (60%) of the Credit-Linked

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Commitment of such Assigning Credit-Linked Lender (and related Credit-Linked Deposits) and (ii) an equal percentage of the Credit-Linked L/C Obligations owing to such Assigning Credit-Linked Lenders which are outstanding on the Amendment No. 3 Effective Date, in each case as shall be necessary in order to give effect to the transfer to the Purchasing Credit-Linked Lender of the Credit-Linked Commitments (and related Credit-Linked Deposits) in the aggregate amount and percentage set forth on Schedule 1 hereto. From and after giving effect to the assignments and assumptions pursuant to this Part III as of the Amendment No. 3 Effective Date (i) the Purchasing Credit-Linked Lender shall be a party to the Amended Credit Agreement as a Credit-Linked Lender automatically pursuant to the terms of this Part III and in such capacity shall be bound by the provisions of the Amended Credit Agreement and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) each Assigning Credit-Linked Lender shall, to the extent of (and only to the extent of) the interests assigned hereby, automatically pursuant to the terms of this Part III relinquish its rights and be released from its obligations under the Amended Credit Agreement relating to such assigned interests. Each Assigning Credit-Linked Lender: (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto. The Purchasing Credit-Linked Lender (i) confirms that it has received a copy of the Amended Credit Agreement together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and Assignment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assigning Credit-Linked Lenders or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement; (iii) confirms that it is an Eligible Assignee (subject to such consents as may be required by the Amended Credit Agreement); (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Amended Credit Agreement are required to be performed by it as a Lender; and (vi) that it has delivered to the Administrative Agent any U.S. Internal Revenue Service or other forms required to be delivered by it pursuant to the terms of the Amended Credit Agreement.
PART IV
CONDITIONS TO EFFECTIVENESS
     SUBPART 4.1 Amendment No. 3 Effective Date. This Amendment and Assignment shall be and become effective as of the date hereof (the “Amendment No. 3

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Effective Date”) when all of the conditions set forth in this Part IV shall have been satisfied, and thereafter this Amendment and Assignment shall be known, and may be referred to, as the “Third Amendment.”
     SUBPART 4.2 Execution of Counterparts of Amendment and Assignment. The Administrative Agent shall have received (i) counterparts of this Amendment and Assignment, which collectively shall have been duly executed on behalf of (A) the Borrower, (B) each of the Guarantors, (C) each Assigning Credit-Linked Lender, (D) the Purchasing Credit-Linked Lender and (D) the Required Lenders.
     SUBPART 4.3 Amendment Fee. The Borrower shall have paid or caused to be paid an amendment fee to the Administrative Agent in connection with this Amendment and Assignment for the account of each Lender that shall have returned executed signature hereto no later than 5:00 p.m. on August 29, 2007, as directed by the Administrative Agent, in an aggregate amount for each Lender equal to the product of (i) 0.00125 and (ii) the amount equal to the sum of (A) the amount of such Lender’s Credit-Linked Deposit plus (B) the outstanding Term Loans held by such Lender (in each case determined after giving effect to the assignments and assumptions pursuant to Part III hereof and the repayment of the Term Loan on the date hereof).
     SUBPART 4.4 Satisfaction of Obligations owing to Assigning Credit-Linked Lenders. Concurrently with the effectiveness of this Amendment and Assignment, each Assigning Credit-Linked Lender shall have received from the Purchasing Credit-Linked Lender payment of all obligations owing to such Assigning Credit-Linked Lender in respect of the Credit-Linked Commitment and related Credit-Linked Deposit assigned by such Assigning Credit-Linked Lender pursuant to Part III hereof. Except as specifically provided in Section 11.06(b) of the Amended Credit Agreement, the Borrower shall, concurrently with such effectiveness, have no further liability, duty or obligation to such Assigning Credit-Linked Lenders in respect of the Credit-Linked Commitments and related Credit-Linked Deposit assigned by such Assigning Credit-Linked Lender pursuant to Part III hereof.
     SUBPART 4.5 Prepayment of Term Loan. Concurrently with the effectiveness of this Amendment and Assignment, the Borrower shall prepay the Term Loan in an aggregate principal amount of $19,000,000 (plus all accrued interest through the date of payment and any amounts required pursuant to Section 3.05 of the Amended Credit Agreement). Such prepayment shall be applied in accordance with Section 2.04(a) of the Amended Credit Agreement, and the Required Lenders hereby waive any prior notice of such prepayment to the Administrative Agent required thereunder.
     SUBPART 4.6 Other Fees and Out of Pocket Costs. The Borrower shall have paid any and all reasonable out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent and/or the Arranger (including the reasonable fees and expenses of the Administrative Agent’s legal counsel), and all other fees and other amounts payable to the Administrative Agent or the Arranger, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment and Assignment.

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PART V
MISCELLANEOUS
     SUBPART 5.1 Cross-References. References in this Amendment and Assignment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment and Assignment.
     SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.
     SUBPART 5.3. References in Other Agreements. At such time as this Amendment and Assignment shall become effective pursuant to the terms of Subpart 4.1, all references in the Loan Documents to the “Agreement” or “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment and Assignment.
     SUBPART 5.4. Representations and Warranties. Each Loan Party hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment and Assignment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment and Assignment, (c) the representations and warranties contained in Article VI of the Existing Credit Agreement (as amended by this Amendment and Assignment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.
     SUBPART 5.5. Counterparts. This Amendment and Assignment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment and Assignment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.
     SUBPART 5.6. Governing Law. THIS AMENDMENT AND ASSIGNMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
     SUBPART 5.7. Successors and Assigns. This Amendment and Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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     SUBPART 5.8. Costs and Expenses. The Borrowers shall pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Assignment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.
     SUBPART 5.9. No Other Modification. Except to the extent specifically provided to the contrary in this Amendment and Assignment, all terms and conditions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, without modification or limitation.
[Signature Pages to Follow]

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Each of the parties hereto has caused a counterpart of this Amendment and Assignment to be duly executed and delivered as of the date first above written.

BORROWER:	CALUMET LUBRICANTS CO., LIMITED
PARTNERSHIP

	By:	Calumet LP GP, LLC, its general partner

		By:	Calumet Operating, LLC, its sole
member

			By:	Calumet Specialty Products Partners,
L.P., its sole member

				By:	Calumet GP, LLC, its
general partner

By:

Name:

Title:

GUARANTORS:	CALUMET SHREVEPORT, LLC

By:

Name:

Title:

CALUMET SHREVEPORT LUBRICANTS &
WAXES, LLC

By:

Name:

Title:

CALUMET SHREVEPORT FUELS, LLC

By:

Name:

Title:

CALUMET SPECIALTY PRODUCTS
PARTNERS, L.P.

By:	Calumet GP, LLC, its general partner

By:

Name:

Title:

CALUMET LP GP, LLC

By:	Calumet Operating, LLC, its sole member

	By:	Calumet Specialty Products Partners,
L.P., its sole member

		By:	Calumet GP, LLC, its
general partner

By:

Name:

Title:

CALUMET OPERATING, LLC

By:	Calumet Specialty Products Partners,
L.P., its sole member

	By:	Calumet GP, LLC, its general
partner

By:

Name:

Title:

CALUMET SALES COMPANY
INCORPORATED

By:

Name:

Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A., as a Lender
and Credit-Linked L/C Issuer

By:

Name:

Title:

Insert Lender Name Above

By:

Name:

Title:

Assign Credit-Linked Commitment:	Yes:	No:	.

(check Yes or No as applicable)

SCHEDULE 1 TO ASSIGNMENT AND THIRD AMENDMENT
Credit-Linked Commitments and Applicable Percentages
Assigned To Purchasing Credit-Linked Lender

Percentage Assigned of
	Aggregate Amount of	Amount of Credit-	Credit-Linked
	Credit-Linked	Linked Commitments	Commitments Assigned to
Facility	Commitments for all	Assigned to Purchasing	Purchasing Credit-Linked
Assigned	Lenders	Credit-Linked Lender	Lender
Credit-Linked Commitment	$50,000,000.00	$27,000,000.00	54%